UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-21756

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
               (Exact name of registrant as specified in charter)

                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
               (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.
                           First Trust Portfolios L.P.
                        120 East Liberty Drive, Suite 400
                                WHEATON, IL 60187
                     (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000

                       Date of fiscal year end: OCTOBER 31

                    Date of reporting period: APRIL 30, 2009



Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The Report to Stockholders is attached herewith.


FIRST TRUST
STRATEGIC
HIGH INCOME
FUND

                                   SEMI-ANNUAL
                                     REPORT

                            FOR THE SIX MONTHS ENDED
                                 APRIL 30, 2009

                                   (GRAPHIC)

(FIRST TRUST LOGO)                                               (VALHALLA LOGO)

TABLE OF CONTENTS

                  FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2009

Shareholder Letter .......................................................     1
At A Glance ..............................................................     2
Portfolio Commentary .....................................................     3
Portfolio of Investments .................................................     5
Statement of Assets and Liabilities ......................................    10
Statement of Operations ..................................................    11
Statements of Changes in Net Assets ......................................    12
Statement of Cash Flows ..................................................    13
Financial Highlights .....................................................    14
Notes to Financial Statements ............................................    15
Additional Information. ..................................................    22

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor") and/or Valhalla Capital Partners, LLC ("Valhalla" or the "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of First Trust Strategic High Income Fund (the "Fund") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                         PERFORMANCE AND RISK DISCLOSURE

There is no assurance that the Fund will achieve its investment objectives. The Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in the Fund. See "Risk Considerations" in the Notes to Financial Statements for a discussion of other risks of investing in the Fund.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit http://www.ftportfolios.com or speak with your financial advisor. Investment returns, net asset value and common share price will fluctuate and Fund shares may be worth more or less than their original cost.

                             HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about the Fund and presents data and analysis that provide insight into the Fund's performance and investment approach.

By reading the portfolio commentary by the portfolio management team of the Fund, you may obtain an understanding of how the market environment affected the Fund's performance. The statistical information that follows may help you understand the Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of Valhalla are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The risks of investing in the Fund are spelled out in the prospectus, the statement of additional information, this report and other regulatory filings.

SHAREHOLDER LETTER

                  FIRST TRUST STRATEGIC HIGH INCOME FUND (FHI)
                               SEMI-ANNUAL REPORT
                                 APRIL 30, 2009

Dear Shareholders:

2008 brought all sorts of challenges to investors. Throughout the year, the financial sector was plagued with failures in banking, insurance and brokerage firms. By year's end, after a meltdown in the credit markets, historically high levels of volatility in the stock market, and the resulting turmoil to the overall economy, the Dow's total return was -31.92% (as of 12/31/08). In fact, 2008 was the Dow Jones Industrial Average's third worst calendar year since its inception in 1896. For the year, the negative total return performance of the Dow was surpassed only by 1931 and 1907, two years in which the U.S. was also enduring a major banking crisis. Of the thirty stocks in the Dow, only two were up in 2008. For the first four months of 2009, however, the market has shown positive signs. In fact, many economists believe the recession that began in December, 2007 ended in March, 2009.

Yet, regardless of the market, First Trust Advisors L.P. ("First Trust") has always believed that in order to be successful in reaching your financial goals, you should be invested for the long term. A long-term investor understands that the market, from a historical perspective, has always experienced ups and downs. But history has shown that the patient investor is typically rewarded over the long term. While no one has the ability to predict when the markets will recover, we believe that staying invested in quality products and having a long-term perspective can help investors reach their financial goals.

The report you hold contains detailed information about your investment in First Trust Strategic High Income Fund (the "Fund"). It contains a portfolio commentary from the Fund's portfolio management team that provides a market recap for the period, a performance analysis and a market and Fund outlook. Additionally, the report provides the Fund's financial statements for the period covered by the report. I encourage you to read this document and discuss it with your financial advisor. In connection with the resignation of Valhalla Capital Partners, LLC ("Valhalla"), after June 30, 2009, Valhalla will no longer serve as investment sub-advisor to the Fund.

First Trust has been through many types of markets and remains committed to bringing you quality investment solutions regardless of the inevitable ups and downs experienced in the market. We offer a variety of products that may fit many financial plans to help those investors seeking long-term investment success. As well, we are committed to making available up-to-date information about your investments so you and your financial advisor have current information on your portfolio.

We continue to value our relationship with you, and we thank you for the opportunity to assist you in achieving your financial goals.

Sincerely,


/s/ James A. Bowen

James A. Bowen
President of First Trust Strategic
High Income Fund

FIRST TRUST STRATEGIC HIGH INCOME FUND
"AT A GLANCE"
AS OF APRIL 30, 2009 (UNAUDITED)

FUND STATISTICS

Symbol on New York Stock Exchange                                    FHI
Common Share Price                                           $      4.66
Common Share Net Asset Value ("NAV")                         $      3.70
Premium (Discount) to NAV                                          25.95%
Net Assets Applicable to Common Shares                       $33,649,815
Current Monthly Distribution per Common Share (1)            $     0.090
Current Annualized Distribution per Common Share             $     1.080
Current Distribution Rate on Closing Common Share Price (2)        23.18%
Current Distribution Rate on NAV (2)                               29.19%

                COMMON SHARE PRICE & NAV (WEEKLY CLOSING PRICE)

                      MKT          NAV
                     -----        -----
      04/30/08       12.73        10.71
      05/02/08       12.50        10.52
      05/09/08       12.26        10.38
      05/16/08       12.14        10.39
      05/23/08       11.90        10.39
      05/30/08       12.78        10.35
      06/06/08       13.21         9.95
      06/13/08       11.45         9.67
      06/20/08       11.05         9.65
      06/27/08       11.45         9.71
      07/03/08       10.81         9.43
      07/11/08       10.13         9.38
      07/18/08       10.06         9.05
      07/25/08       10.10         9.05
      08/01/08       10.29         8.93
      08/08/08        8.65         8.47
      08/15/08        8.16         8.56
      08/22/08        8.28         8.48
      08/29/08        9.18         8.39
      09/05/08        8.87         8.18
      09/12/08        8.48         8.22
      09/19/08        6.20         7.67
      09/26/08        6.23         7.65
      10/03/08        6.05         7.38
      10/10/08        4.04         7.32
      10/17/08        5.90         7.05
      10/24/08        6.07         7.18
      10/31/08        6.34         6.57
      11/07/08        6.19         6.38
      11/14/08        5.25         6.11
      11/21/08        3.84         5.66
      11/28/08        4.72         5.22
      12/05/08        4.03         4.85
      12/12/08        3.89         4.80
      12/19/08        4.50         4.76
      12/26/08        4.91         4.77
      01/02/09        5.08         4.77
      01/09/09        4.95         4.45
      01/16/09        5.07         4.41
      01/23/09        5.13         4.48
      01/30/09        5.76         4.14
      02/06/09        5.60         4.10
      02/13/09        5.53         4.07
      02/20/09        4.45         4.10
      02/27/09        4.12         4.09
      03/06/09        3.08         3.94
      03/13/09        3.98         3.90
      03/20/09        4.03         3.94
      03/27/09        4.07         3.92
      04/03/09        4.08         3.72
      04/09/09        4.28         3.72
      04/17/09        4.50         3.70
      04/24/09        4.57         3.69
      04/30/09        4.66         3.70


                              (PERFORMANCE GRAPH)

PERFORMANCE

                                                                               Average Annual
                                                                                Total Return
                                            6 Months Ended   1 Year Ended   Inception (7/19/2005)
                                              4/30/2009        4/30/2009        to 4/30/2009
                                            --------------   ------------   ---------------------
Fund Performance
NAV (3)                                         -33.39%         -54.15%           -24.29%
Market Value (4)                                -13.06%         -51.42%           -20.48%
Index Performance
Barclays Capital Ba U.S. High Yield Index        18.58%          -4.40%             8.27%

                                          % OF TOTAL
ASSET CLASSIFICATION                     INVESTMENTS
--------------------                     -----------
Collateralized Debt Obligations              23.1%
Commercial Mortgage-Backed Securities        20.0
U.S. Government Agency Mortgage-Backed
   Securities                                19.2
Manufactured Housing Loans                   14.5
Franchise Loans                              12.2
Residential Mortgage-Backed Securities        5.8
Corporate Bonds                               3.0
Equity                                        1.2
Equipment Lease Receivable                    1.0
                                            -----
   Total                                    100.0%
                                            =====

                                          % OF TOTAL
CREDIT QUALITY (5)                       INVESTMENTS
------------------                       -----------
AAA                                          19.8%
A                                             1.2
BBB                                           3.0
BB                                            8.4
B                                            14.1
CCC                                           9.7
CC                                           31.6
C                                             5.8
D                                             2.2
NR                                            4.2
                                            -----
   Total                                    100.0%
                                            =====

(1) Most recent distribution paid or declared through 4/30/2009. Subject to change in the future.

(2) Distribution rates are calculated by annualizing the most recent distribution paid or declared through the report date and then dividing by Common Share price or NAV, as applicable, as of 4/30/2009. Subject to change in the future.

(3) Total return based on NAV is the combination of reinvested distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(4) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

(5) The credit quality information represented reflects the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs). For situations in which a security is rated by more than one NRSRO and ratings are not equivalent, the ratings are averaged.

                              PORTFOLIO COMMENTARY

                                   SUB-ADVISOR

Valhalla Capital Partners, LLC ("Valhalla" or the "Sub-Advisor"), the Sub-Advisor to First Trust Strategic High Income Fund (New York Stock Exchange ("NYSE"): FHI) through June 30, 2009, was founded in 2005 and is currently managed by its Managing Partners, Ken L. Mathis and Justin L. Ventura. Valhalla submitted its notice of resignation as the investment sub-advisor to the Fund effective June 30, 2009. First Trust Advisors L.P., ("First Trust") the Fund's investment manager, is currently evaluating the impact of Valhalla's resignation on the Fund and is assessing alternatives to ensure continuity of portfolio management for the Fund. First Trust has served as the Fund's investment advisor since inception and will continue to serve in such capacity following Valhalla's resignation.

                            PORTFOLIO MANAGEMENT TEAM

RAMOND P. MECHERLE, CFA, PORTFOLIO MANAGER

Mr. Mecherle is a founding Managing Partner of Valhalla. He has over 10 years of experience in the financial industry. Mr. Mecherle served as Co-Manager of First Trust Strategic High Income Fund (NYSE: FHI), First Trust Strategic High Income Fund II ("FHY") and First Trust Strategic High Income Fund III (NYSE: FHO) through June 30, 2009. Mr. Mecherle was a dual employee of Hilliard Lyons Asset Management and Valhalla from Valhalla's inception in 2005 through April 2006. From October 2004 to April 2006, Mr. Mecherle was employed by Hilliard Lyons Asset Management as Director of Fixed Income and Co-Manager of FHI. Prior to that, Mr. Mecherle was employed by Morgan Keegan Asset Management for seven years. There, Mr. Mecherle was an Assistant Portfolio Manager for three high-yield funds, two investment-grade bond funds, and separate accounts. Mr. Mecherle received a B.A. from the University of Virginia and an M.B.A. from the Johnson Graduate School of Management, Cornell University.

JUSTIN L. VENTURA, PORTFOLIO MANAGER

Mr. Ventura is a founding Managing Partner of Valhalla. He has over 15 years of experience in the financial industry. Mr. Ventura served as Co-Manager of First Trust Strategic High Income Fund (NYSE: FHI), FHY and First Trust Strategic High Income Fund III (NYSE: FHO) through June 30, 2009. Mr. Ventura was a dual employee of Hilliard Lyons Asset Management and Valhalla from Valhalla's inception in 2005 through April 2006. From June 2005 to April 2006, Mr. Ventura was employed by Hilliard Lyons Asset Management as Co-Manager of FHI. Prior to that, Mr. Ventura was employed by State Street Bank for six years as Vice President, Capital Markets Portfolio/ABS-MBS-CDO Sectors. Mr. Ventura began his career with Fitch IBCA, Inc. where he worked for five years and was a Director of Structured Finance/Mortgage and Asset-Backed Securities. Mr. Ventura received a B.A. from the University of Massachusetts and a J.D. from George Mason School of Law.

                                   COMMENTARY

FIRST TRUST STRATEGIC HIGH INCOME FUND

The primary investment objective of the First Trust Strategic High Income Fund ("FHI" or the "Fund") is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of high income producing securities the Sub-Advisor believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

MARKET RECAP

The six months ended April 30, 2009 provided market participants a mix of economic data and investment performance. In general, macroeconomic conditions worsened as evidenced by a number of statistics. November manufacturing data dropped at the fastest rate in twenty-six years, and the employment numbers showed the largest payroll decline since 1974. In addition, fourth quarter 2008 GDP shrank at a -6.3% annualized pace, and the first quarter of 2009 followed closely behind at a -6.1% annualized rate. The Federal Reserve's cut in rates from 1.00% to a range of 0% to .25% at the December 2008 meeting fell in line with these difficult economic conditions.

The stock and bond markets reacted differently to the economy over the semi-annual period covered by this report. In general, equity markets fell over the six months. The broader Standard & Poor's 500 and the Russell 2000 indices both produced negative total returns of -8.52% and -8.39%, respectively, and the New York Stock Exchange Financial Index returned -18.77%. The U.S. Treasury Index and the U.S. Credit Index, in contrast, were broadly positive as measured by the Barclays Capital Indices, generating price moves of 3.54% and 7.99%, respectively. The Barclays Capital U.S. Corporate High Yield Index moved up in price as well, at 9.47%, despite the increase in corporate default rates from the previous year.

The real story of the last six months, however, is the large-scale Federal efforts to steady the financial system, improve liquidity conditions, and halt the decline in home prices and escalating foreclosures. In all, as of April 30, 2009, the government had pledged roughly $12 trillion through more than a dozen programs and aid packages to both the capital markets and specific companies. Notable among these programs is the Troubled Asset Relief Program ("TARP") which began in late October, 2008 and has injected hundreds of billions of dollars into various financial entities to keep them solvent. In March of 2009, the government introduced two new programs. First, the Term Asset-Backed Securities Loan Facility ("TALF") was designed to stimulate lending to consumers and small businesses by providing leverage to investors willing to buy certain new issue asset-backed securities. Second, the Public-Private Investment Fund was set up as a partnership between the public and private sectors to purchase illiquid assets from bank balance sheets, thereby allowing them to begin lending again. The ultimate impact of these programs will be evident only over time as their scale grows. If enough investors participate, they may produce the effect public officials are hoping to see.

PERFORMANCE ANALYSIS

For the six months ended April 30, 2009, FHI produced a net asset value ("NAV") total return(1) of -33.39% and market value total return(2) of -13.06%. The Barclays Capital Ba U.S. High Yield Index returned 18.58% over the same time period. The difference between the Fund and its index arises from the fact that the latter contains predominantly corporate high-yield debt; a majority of FHI's holdings, in contrast, were structured finance securities.

The Fund's performance was reflective of the generally poor credit conditions in the structured markets and the full-blown recession hanging over the broader capital markets. Accordingly, pricing trends continued to place negative pressure on almost every asset class in the Fund. In the residential mortgage-backed sector ("RMBS"), the vast majority of the holdings fell sharply in price. Home-price declines and rising default and foreclosure rates offered investors little room for optimism in their approach to this space. That same negative outlook was reflected in the price movements of the Fund's commercial mortgage-backed securities and collateralized debt obligations ("CDOs"), the latter of which are predominantly exposed to corporate loans and debentures. Both of these sectors continued to suffer from the combined effects of the credit squeeze, the recession, and rising defaults. Refinancing opportunities for corporate debt and commercial mortgages were extremely limited and credit fundamentals remained vulnerable to the impact of rising unemployment and decreased consumer spending. The remaining categories of franchise loans and manufactured housing contracts, as well as other structured asset classes, also suffered from investors' dour outlooks, as buyers continued to bid at levels in the secondary markets that built in room for credit erosion in these securities.

MARKET & FUND OUTLOOK

The economic data of the last six months and the ongoing concerns surrounding the health of the financial sector continue to limit the capacity of the structured markets to make a sustained recovery. Lending remains thin, both to consumers and commercial entities; the new issue structured finance markets are at a virtual standstill; and so-called toxic assets continue to weigh down financial institutions' balance sheets. This credit squeeze and the fundamental effects of the recession are likely to continue to have a negative impact on bond performance in the months to come. In addition, the government initiatives designed to strengthen both the capital markets and the real estate market have yet to produce any broad, positive impact. Investors may continue to demand high risk premiums from any potential investment prior to the housing market stabilizing and the global financial sector conclusively demonstrating it has returned to full health. Until that occurs, the markets are likely to remain unstable.

----------
(1) Total returns based on NAV is the combination of reinvested dividend distributions and reinvested capital gain distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in NAV per share and does not reflect sales load. Past performance is not indicative of future results.

(2) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price. Past performance is not indicative of future results.

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS(a)
APRIL 30, 2009 (UNAUDITED)

 PRINCIPAL                                                                 STATED
   VALUE                         DESCRIPTION                     COUPON   MATURITY      VALUE
-----------   ------------------------------------------------   ------   --------   -----------
ASSET-BACKED SECURITIES - 48.1%
              ABCLO, Ltd.
$ 1,750,000      Series 2007-1A, Class D (b) (c) .............    5.03%   04/15/21   $   109,813
              ACE Securities Corp., Home Equity Loan Trust
    483,923      Series 2003-OP1, Class B ....................    6.00%   12/25/33        89,713
              Aircraft Finance Trust
    769,199      Series 1999-1A, Class A2 (b) (d) ............    0.95%   05/15/24       307,680
              Atherton Franchisee Loan Funding
    379,065      Series 1999-A, Class A2 (c) .................    7.23%   03/15/21       354,066
              Bear Stearns Asset Backed Security Trust
  4,000,000      Series 2007-HE3, Class M9 (b) ...............    2.69%   04/25/37        28,800
              BNC Mortgage Loan Trust
  5,750,000      Series 2007-2, Class B1 (b) (c) .............    2.94%   05/25/37       133,285
    751,450      Series 2007-2, Class B2 (b) (c) .............    2.94%   05/25/37         7,680
  1,766,000      Series 2007-3, Class B2 (b) (c) .............    2.94%   07/25/37        21,139
              Bombardier Capital Mortgage Securitization Corp.
    331,867      Series 1999-B, Class A1B ....................    6.61%   09/15/10       147,658
    849,669      Series 1999-B, Class A3 .....................    7.18%   12/15/15       410,454
              Conseco Finance Securitizations Corp.
  3,595,456      Series 2000-6, Class M1 .....................    7.72%   09/01/31       659,881
              EMAC Owner Trust, LLC
  1,157,759      Series 1998-1, Class A3 (d) .................    6.63%   01/15/25       694,656
    978,934      Series 2000-1, Class A1 (d) .................    6.95%   01/15/27       289,627
  1,254,010      Series 2000-1, Class A2 (d) .................    6.95%   01/15/27       371,011
              Falcon Franchise Loan Trust
  4,905,000      Series 2000-1, Class E (d) ..................    6.50%   04/05/16       988,112
  4,231,000      Series 2003-1, Class E (d) ..................    6.00%   01/05/25        42,310
              FFCA Secured Lending Corp.
  5,000,000      Series 1999-2, Class B1 (d) .................    8.27%   05/18/26       501,079
              FMAC Loan Receivables Trust
    755,607      Series 1997-B, Class A (d) ..................    6.85%   09/15/19       642,266
              Green Tree Financial Corp.
    341,414      Series 1997-4, Class B1 .....................    7.23%   02/15/29        70,984
    970,371      Series 1998-4, Class M1 .....................    6.83%   04/01/30       321,686
  3,000,000      Series 1998-8, Class M1 .....................    6.98%   09/01/30     1,111,601
  5,903,825      Series 1999-3, Class M1 .....................    6.96%   02/01/31     1,072,641
              GSAMP Trust
    600,475      Series 2004-AR2, Class B4 (d) ...............    5.00%   08/25/34           991
    988,478      Series 2006-S3, Class A2 ....................    5.77%   05/25/36        90,240
    864,695      Series 2006-S5, Class A1 (b) ................    0.53%   09/25/36        24,085
              Halyard Multi Asset CBO I, Ltd. ................
  1,641,391      Series 1A, Class B (b) (d) ..................    3.20%   03/24/10       279,037
              Helios Series I Multi Asset CBO, Ltd.
  3,000,000      Series 1A, Class B (b) (d) ..................    3.17%   12/13/36        81,720
              Independence lll CDO, Ltd.
  5,098,836      Series 3A, Class C1 (b) (d) .................    3.68%   10/03/37       362,731
              Indymac Residential Asset Backed Trust
  2,375,000      Series 2005-B, Class M10 (b) ................    3.94%   08/25/35        41,322
              Long Beach Mortgage Loan Trust
  1,943,526      Series 2006-A, Class A2 .....................    5.55%   05/25/36       155,482

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

 PRINCIPAL                                                                 STATED
   VALUE                         DESCRIPTION                     COUPON   MATURITY      VALUE
-----------   ------------------------------------------------   ------   --------   -----------
ASSET-BACKED SECURITIES - (CONTINUED)
              Longhorn CDO, Ltd.
$ 2,867,183      Series 1, Class C (b) (d) ...................    7.49%   05/10/12   $     3,211
              Merit Securities Corp.
  2,365,765      Series 13, Class B1 (c) .....................    7.98%   12/28/33        88,053
  2,602,000      Series 13, Class M2 .........................    7.98%   12/28/33       700,452
              North Street Referenced Linked Notes
  4,500,000      Series 2000-1A, Class C (b) (d) .............    2.79%   04/28/11     2,340,000
  6,100,110      Series 2000-1A, Class D1 (b) (d) ............    3.64%   04/28/11     2,867,052
              Park Place Securities, Inc.
  3,357,781      Series 2004-WCW1, Class M8 (b) ..............    3.94%   09/25/34        41,052
  1,301,976      Series 2004-WCW2, Class M10 (b) (d) .........    3.19%   10/25/34        23,027
  3,142,111      Series 2005-WCW3, Class M11 (b) (c) .........    2.94%   08/25/35        11,312
              Rosedale CLO, Ltd.
  3,500,000      Series I-A, Class II (d) ....................      (f)   07/24/21       105,000
              Signature 5, Ltd.
  1,129,120      Series 5A, Class C (c) ......................   12.56%   10/27/12       148,208
              Soundview Home Equity Loan Trust
  1,634,000      Series 2007-OPT3, Class M10 (b) (c) .........    2.94%   08/25/37        45,147
              Structured Asset Securities Corp.
  2,625,713      Series 2007-BC3, Class B1 (b) (c) ...........    2.94%   05/25/47        38,467
  1,603,336      Series 2007-OSI, Class M10 (b) ..............    2.94%   06/25/37         7,375
              Summit CBO I, Ltd.
  4,705,734      Series 1A, Class B (b) (c) ..................    3.54%   05/23/11       361,636
                                                                                     -----------
              TOTAL ASSET-BACKED SECURITIES
              (Cost $55,168,821) .............................                        16,191,742
                                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS - 3.2%
              Bear Stearns Alt-A Trust
  2,053,856      Series 2006-8, Class 2A2 ....................    5.34%   08/25/46       402,130
              Countrywide Alternative Loan Trust
  3,304,153      Series 2005-56, Class M4 (b) ................    1.36%   11/25/35       190,617
              Credit Suisse Mortgage Capital Certificates
    632,715      Series 2006-1, Class DB5 (d) ................    5.70%   02/25/36            51
    584,042      Series 2006-2, Class DB5 (d) ................    5.84%   03/25/36         4,567
              Deutsche Alt-A Securities, Inc. Mortgage Loan
              Trust
  3,691,244      Series 2007-OA4, Class M10 (b) ..............    3.44%   08/25/47       123,804
              HarborView Mortgage Loan Trust
  3,928,392      Series 2005-9, Class B10 (b) ................    2.20%   06/20/35       350,648
                                                                                     -----------
              TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
              (Cost $9,490,333)...............................                         1,071,817
                                                                                     -----------

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

 PRINCIPAL                                                                 STATED
   VALUE                         DESCRIPTION                     COUPON   MATURITY      VALUE
-----------   ------------------------------------------------   ------   --------   -----------
COMMERCIAL MORTGAGE-BACKED SECURITIES - 18.9%
              Banc of America Commercial Mortgage Inc.
$ 1,171,422      Series 2000-1, Class M (d) ..................    6.00%   11/15/31   $    90,237
              Banc of America Large Loan, Inc.
  2,000,000      Series 2005-MIB1, Class L (b) (d) ...........    3.45%   03/15/22       549,283
              Banc of America Structural Securities Trust
  2,878,166      Series 2002-X1, Class O (c) .................    7.00%   10/11/33     2,001,059
  2,878,166      Series 2002-X1, Class P (c) .................    7.00%   10/11/33     1,242,853
              Bear Stearns Commercial Mortgage Securities
  1,776,400      Series 2000-WF1, Class K ....................    6.50%   02/15/32       166,341
              GE Capital Commercial Mortgage Corp.
    700,000      Series 2000-1, Class G (c) ..................    6.13%   01/15/33       185,567
              GMAC Commercial Mortgage Securities, Inc.
  1,000,000      Series 1999-C3, Class G (c) .................    6.97%   08/15/36       925,581
              GS Mortgage Securities Corp. II
  7,000,000      Series 1998-C1, Class H (d) .................    6.00%   10/18/30       332,319
              LB-UBS Commercial Mortgage Trust
  3,025,000      Series 2001-C7, Class Q (c) .................    5.87%   11/15/33       415,087
  2,083,703      Series 2001-C7, Class S (d) .................    5.87%   11/15/33        14,648
              Morgan Stanley Capital I, Inc. .................
    968,400      Series 1999-WF1, Class M (d) ................    5.91%   11/15/31       214,147
  2,787,919      Series 2003-IQ5, Class O (c) ................    5.24%   04/15/38       216,594
                                                                                     -----------
              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
              (Cost $21,983,186)..............................                         6,353,716
                                                                                     -----------
CORPORATE BONDS - 2.9%
  1,500,000   Lexington Precision Corp., Units (e) (h) .......      (f)   08/01/09       964,950
                                                                                     -----------
              TOTAL CORPORATE BONDS ..........................                           964,950
                                                                                     -----------
              (Cost $1,200,000)
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES - 18.0%
              FannieMae-ACES
  7,054,299      Series 1998-M7, Class N, IO .................    0.57%   05/25/36       126,429
              Government National Mortgage Association
 91,742,375      Series 2003-47, Class XA, IO ................    1.26%   06/16/43     4,671,008
 23,256,811      Series 2003-59, Class XA, IO ................    1.94%   06/16/34     1,271,327
                                                                                     -----------
              TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED
                 SECURITIES
              (Cost $6,594,854)...............................                         6,068,764
                                                                                     -----------
STRUCTURED NOTES - 2.0%
              Bacchus Ltd.
  1,225,000      Series 2006-1I, Subordinated Bond (d) .......      (f)   01/20/19       465,500
              InCaps Funding II Ltd./InCaps Funding II Corp.
  2,000,000      Subordinated Note (d) .......................      (f)   01/15/34       200,000
  3,750,000   Preferred Term Securities XXV, Ltd. (d) ........      (f)   06/22/37           375
                                                                                     -----------
              TOTAL STRUCTURED NOTES
              (Cost $3,290,880)...............................                           665,875
                                                                                     -----------

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

   SHARES                        DESCRIPTION                                            VALUE
-----------   ------------------------------------------------                       -----------
PREFERRED SECURITIES - 1.1%
      1,450   Ajax Two Ltd., Series 2A (d) (f) ...............                       $   101,500
      2,000   Ajax Two Ltd., Series 2X (d) (f) ...............                            80,000
      4,000   Pro Rata Funding, Ltd., Inc. (d) (f) ...........                           160,000
      2,000   Soloso CDO, Ltd., Series 2005-1 (d) (f) ........                            20,000
      3,000   White Marlin CDO, Ltd., Series AI (d) (e) (f) ..                            15,000
                                                                                     -----------
              TOTAL PREFERRED SECURITIES
              (Cost $3,457,295)...............................                           376,500
                                                                                     -----------
TOTAL INVESTMENTS - 94.2%
              (Cost $101,185,369) (g) .........................                       31,693,364
NET OTHER ASSETS AND LIABILITIES - 5.8% ......................                         1,956,451
                                                                                     -----------
NET ASSETS - 100.0% ..........................................                       $33,649,815
                                                                                     ===========

----------
(a) All percentages shown in the Portfolio of Investments are based on net assets.

(b) Floating rate security. The interest rate shown reflects the rate in effect at April 30, 2009.

(c) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers (see Note 2C - Restricted Securities in the Notes to Financial Statements).

(d) This security, sold within the terms of a private placement memorandum, is exempt from registration under Rule 144A under the 1933 Act and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Fund's Board of Trustees, this security has been determined to be liquid by Valhalla Capital Partners, LLC, the Fund's investment sub-advisor. Although instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgement. At April 30, 2009, securities noted as such amounted to $12,147,137 or 36.1% of net assets.

(e)  The issuer is in default. Income is not being accrued.

(f)  Zero coupon.

(g) Aggregate cost for financial reporting purposes, which approximates the aggregate cost for federal income tax purposes. As of April 30, 2009, the aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost was $320,270 and the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value was $69,812,275.

(h) Security is fair valued in accordance with procedures adopted by the Fund's Board of Trustees.

ACES Alternative Credit Enhancement Securities
CBO  Collateralized Bond Obligation
CDO  Collateralized Debt Obligation
CLO  Collateralized Loan Obligation
IO   Interest Only Security

                        See Notes to Financial Statements

FIRST TRUST  STRATEGIC  HIGH INCOME FUND
PORTFOLIO OF INVESTMENTS (a) - (CONTINUED)
APRIL 30, 2009 (UNAUDITED)

VALUATION INPUTS

A summary of the inputs used to value the Fund's total investments as of April 30, 2009 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

VALUATION INPUTS                                                     INVESTMENTS
----------------                                                     -----------
Level 1 - Quoted Prices ..........................................   $        --
Level 2 - Other Significant Observable Inputs ....................    22,252,931
Level 3 - Significant Unobservable Inputs ........................     9,440,433
                                                                     -----------
Total ............................................................   $31,693,364
                                                                     ===========

The following table presents the Fund's investments measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the period presented.

INVESTMENTS AT FAIR VALUE USING SIGNIFICANT
UNOBSERVABLE INPUTS (LEVEL 3)                                        INVESTMENTS
-------------------------------------------                         ------------
Balance as of October 31, 2008 ..................................   $ 23,044,686
Transfers in (out) of Level 3 ...................................     (1,113,236)
Net realized gains (losses) .....................................     (1,480,960)
Net unrealized appreciation (depreciation) ......................    (10,993,785)
Net purchases (sales) ...........................................        (16,272)
                                                                    ------------
Balance as of April 30, 2009 ....................................   $  9,440,433
                                                                    ============

Net unrealized depreciation from Level 3 investments held as of April 30, 2009 was $15,827,238 and is included in "Net change in unrealized appreciation (depreciation) on investments" on the Statement of Operations.

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2009 (UNAUDITED)

ASSETS:
Investments, at value
      Cost ($101,185,369) ....................................   $ 31,693,364
Cash .........................................................      1,330,632
Prepaid expenses .............................................         20,196
Interest receivable ..........................................        714,195
                                                                 ------------
      Total Assets ...........................................     33,758,387
                                                                 ------------
LIABILITIES:
Payables:
   Audit and tax fees ........................................         33,590
   Investment advisory fees ..................................         24,939
   Printing fees .............................................         17,630
   Legal fees ................................................          9,642
   Administrative fees .......................................          8,333
   Transfer agent fees .......................................          3,197
   Trustees' fees and expenses ...............................          2,969
   Custodian fees ............................................          1,586
   Accrued expenses and other liabilities ....................          6,686
                                                                 ------------
      Total Liabilities ......................................        108,572
                                                                 ------------
NET ASSETS ...................................................   $ 33,649,815
                                                                 ============
NET ASSETS CONSIST OF:
Paid-in capital ..............................................   $151,586,200
Par value ....................................................         90,985
Accumulated net investment income (loss) .....................      8,273,193
Accumulated net realized gain (loss) on investments ..........    (56,808,558)
Net unrealized appreciation (depreciation) on investments ....    (69,492,005)
                                                                 ------------
NET ASSETS ...................................................   $ 33,649,815
                                                                 ============
NET ASSET VALUE, per Common Share (par value $0.01
   per Common Share) .........................................   $       3.70
                                                                 ============
Number of Common Shares outstanding (unlimited number
   of Common Shares has been authorized) .....................      9,098,473
                                                                 ============

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (UNAUDITED)

INVESTMENT INCOME:
Interest .....................................................   $  6,888,961
                                                                 ------------
      Total investment income ................................      6,888,961
                                                                 ------------
EXPENSES:
Investment advisory fees .....................................        185,359
Administrative fees ..........................................         49,999
Printing fees ................................................         33,778
Legal fees ...................................................         23,766
Audit and tax fees ...........................................         20,390
Interest and fees on outstanding loan ........................         20,222
Trustees' fees and expenses ..................................         19,545
Transfer agent fees ..........................................         15,209
Custodian fees ...............................................          4,754
Excise tax expense ...........................................       (176,081)(a)
Other ........................................................         44,076
                                                                 ------------
      Total expenses .........................................        241,017
                                                                 ------------
NET INVESTMENT INCOME ........................................      6,647,944
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on investments ...................    (19,510,477)
   Net change in unrealized appreciation (depreciation)
      of investments .........................................     (6,276,811)
                                                                 ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ......................    (25,787,288)
                                                                 ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS ................................................   $(19,139,344)
                                                                 ============

----------
(a)  Refund of prior year excise tax payment/expense.

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                      SIX MONTHS
                                                        ENDED           YEAR
                                                      4/30/2009         ENDED
                                                     (UNAUDITED)     10/31/2008
                                                    -------------   ------------
OPERATIONS:
Net investment income (loss) ....................   $   6,647,944   $ 18,458,401
Net realized gain (loss) ........................     (19,510,477)   (54,237,722)
Net change in unrealized appreciation
   (depreciation) ...............................      (6,276,811)   (24,267,712)
                                                    -------------   ------------
Net increase (decrease) in net assets
   resulting from operations ....................     (19,139,344)   (60,047,033)
                                                    -------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income ...........................      (6,878,320)    (7,286,555)
Return of capital ...............................              --     (9,998,690)
                                                    -------------   ------------
Total distributions to shareholders .............      (6,878,320)   (17,285,245)
                                                    -------------   ------------
CAPITAL TRANSACTIONS:
Proceeds from Common Shares reinvested ..........         286,305        568,471
                                                    -------------   ------------
Net increase (decrease) in net assets
   resulting from capital transactions ..........         286,305        568,471
                                                    -------------   ------------
Total increase (decrease) in net assets .........     (25,731,359)   (76,763,807)
NET ASSETS:
Beginning of period .............................      59,381,174    136,144,981
                                                    -------------   ------------
End of period ...................................   $  33,649,815   $ 59,381,174
                                                    =============   ============
Accumulated net investment income (loss)
   at end of period .............................   $   8,273,193   $  8,503,569
                                                    =============   ============
CAPITAL TRANSACTIONS WERE AS FOLLOWS:
Common Shares at beginning of period ............       9,035,801      8,983,394
Common Shares issued as reinvestment under the
   Dividend Reinvestment Plan ...................          62,672         52,407
                                                    -------------   ------------
Common Shares at end of period ..................       9,098,473      9,035,801
                                                    =============   ============

                        See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED APRIL 30, 2009 (UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase (decrease) in net assets resulting
   from operations ..............................   $ (19,139,344)
Adjustments to reconcile net increase (decrease)
   in net assets resulting from operations to net
   cash provided by operating activities:
   Purchases of investments .....................              --
   Sales, maturities and paydowns of
      investments ...............................       2,450,337
   Net amortization/accretion of
      premiums/discount on investments ..........      (1,837,371)
   Net realized gain/loss on investments ........      19,510,477
   Net change in unrealized appreciation
      (depreciation) on investments .............       6,276,811
CHANGES IN ASSETS AND LIABILITIES:
   Decrease in interest receivable ..............         136,937
   Decrease in receivable for investment
      securities sold ...........................       5,622,548
   Increase in prepaid expenses .................         (12,045)
   Decrease in interest and fees due on loan ....         (87,966)
   Decrease in investment advisory fees
      payable ...................................         (43,260)
   Decrease in audit and tax fees payable .......         (29,660)
   Decrease in legal fees payable ...............          (2,962)
   Decrease in printing fees payable ............          (5,881)
   Decrease in transfer agent fees payable ......          (2,851)
   Increase in administrative fees payable ......               1
   Decrease in custodian fees payable ...........            (722)
   Increase in Trustees' fees and expenses
      payable ...................................              40
   Increase in accrued expenses and other
      liabilities ...............................           1,147
                                                    -------------
CASH PROVIDED BY OPERATING ACTIVITIES ...........                   $ 12,836,236
                                                                    ------------
CASH FLOWS FROM FINANCING ACTIVITIES:
   Proceeds from Common Shares reinvested .......         286,305
   Distributions to Common Shareholders from net
      investment income .........................      (6,878,320)
   Repayment of loan ............................     (15,000,000)
                                                    -------------
CASH USED BY FINANCING ACTIVITIES ...............                    (21,592,015)
Decrease in cash ................................                     (8,755,779)
Cash at beginning of period .....................                     10,086,411
                                                                    ------------
CASH AT END OF PERIOD ...........................                   $  1,330,632
                                                                    ============
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Cash paid during the period for
   interest and fees ............................                   $    108,188
                                                                    ============

                       See Notes to Financial Statements

FIRST TRUST STRATEGIC HIGH INCOME FUND
FINANCIAL HIGHLIGHTS
FOR A COMMON SHARE OUTSTANDING THROUGHOUT EACH PERIOD

                                         SIX MONTHS
                                              ENDED         YEAR         YEAR         YEAR        PERIOD
                                            4/30/2009       ENDED        ENDED        ENDED       ENDED
                                           (UNAUDITED)   10/31/2008   10/31/2007   10/31/2006   10/31/2005(a)
                                           -----------   ----------   ----------   ----------   -------------
Net asset value, beginning of period...    $  6.57        $ 15.16     $  19.82     $  19.13      $  19.10(b)
                                           -------        -------     --------     --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................       0.73           2.05         2.17         2.08          0.39
Net realized and unrealized gain
   (loss)..............................      (2.84)         (8.72)       (4.84)        0.76         (0.17)
                                           -------        -------     --------     --------      --------
Total from investment operations.......      (2.11)         (6.67)       (2.67)        2.84          0.22
                                           -------        -------     --------     --------      --------
DISTRIBUTIONS PAID TO SHAREHOLDERS
   FROM:
Net investment income..................      (0.76)         (0.81)       (1.97)       (2.15)        (0.15)
Net realized gain......................         --             --        (0.02)          --            --
Return of capital......................         --          (1.11)          --           --            --
                                           -------        -------     --------     --------      --------
Total distributions....................      (0.76)         (1.92)       (1.99)       (2.15)        (0.15)
                                           -------        -------     --------     --------      --------
Common Shares offering costs charged
   to paid-in capital..................         --             --           --           --         (0.04)
                                           -------        -------     --------     --------      --------
Net asset value, end of period.........    $  3.70        $  6.57     $  15.16     $  19.82      $  19.13
                                           =======        =======     ========     ========      ========
Market value, end of period............    $  4.66        $  6.34     $  14.19     $  21.19      $  18.79
                                           =======        =======     ========     ========      ========
Total return based on net asset
   value (c) (d).......................     (33.39)%       (47.16)%     (14.65)%      15.73%         1.03%
                                           =======        =======     ========     ========      ========
Total return based on market value
   (d) (e).............................     (13.06)%       (45.56)%     (25.30)%      26.16%        (5.28)%
                                           =======        =======     ========     ========      ========
RATIOS TO AVERAGE NET
ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...    $33,650        $59,381     $136,145     $176,375      $168,413
Ratio of total expenses to average                           4.32%
   net assets..........................       1.19%(f)                    3.70%        1.20%         1.33%(f)
Ratio of total expenses to average
   net assets excluding interest
   expense and fees....................       1.09%(f)       2.21%        1.68%        1.20%         1.33%(f)
Ratio of net investment income to
   average net assets..................      32.73%(f)      19.21%       11.78%       10.84%         7.82%(f)
Portfolio turnover rate................          0%             4%          19%          78%           19%
INDEBTEDNESS:
Loan outstanding (in 000's)............        N/A        $15,000     $ 61,200          N/A           N/A
Asset coverage per $1,000 of
   indebtedness (g)....................        N/A        $ 4,959     $  3,225          N/A           N/A

(a) Initial seed date of July 19, 2005. The Fund commenced operations on July 26, 2005.

(b)  Net of sales load of $0.90 per share on initial offering.

(c) Total return based on net asset value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in net asset value per share and does not reflect sales load.

(d)  Total return is not annualized for periods less than one year.

(e) Total return based on market value is the combination of reinvested dividend distributions and reinvested capital gains distributions, if any, at prices obtained by the Dividend Reinvestment Plan and changes in Common Share price.

(f)  Annualized.

(g) Calculated by subtracting the Fund's total liabilities (not including the loan outstanding) from the Fund's total assets, and dividing by the outstanding loan balance in 000's.

N/A  Not Applicable.

                       See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

                               1. FUND DESCRIPTION

First Trust Strategic High Income Fund (the "Fund") is a diversified, closed-end management investment company organized as a Massachusetts business trust on April 15, 2005 and is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund trades under the ticker symbol FHI on the New York Stock Exchange ("NYSE").

The Fund's primary investment objective is to seek a high level of current income. The Fund seeks capital growth as a secondary objective. The Fund seeks to achieve its investment objectives by investing at least 80% of its managed assets in a diversified portfolio of high income producing securities that Valhalla Capital Partners, LLC ("Valhalla" or the "Sub-Advisor") believes offer attractive yield and/or capital appreciation potential. There can be no assurance that the Fund will achieve its investment objectives. The Fund may not be appropriate for all investors.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION:

The net asset value ("NAV") of the Common Shares of the Fund is determined daily as of the close of regular trading on the NYSE, normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV per Common Share is calculated by dividing the value of all assets of the Fund (including accrued interest and dividends), less all liabilities (including accrued expenses, dividends declared but unpaid and any borrowings of the Fund) by the total number of Common Shares outstanding.

The Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value according to procedures adopted by the Fund's Board of Trustees. Securities for which market quotations are readily available are valued at market value, which is currently determined using the last reported sale price on the business day as of which such value is being determined or, if no sales are reported on such day (as in the case of some securities traded over-the-counter), the last reported bid price, except that certain U.S. Government securities are valued at the mean between the last reported bid and asked prices. The Fund values mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by dealers who make markets in such securities or by independent pricing services approved by the Board of Trustees which use information with respect to transactions in such securities, quotations from dealers, market transactions for comparable securities, various relationships between securities and yield to maturity in determining value. In the Fund's financial statements, the Statement of Assets and Liabilities includes investments with a value of $9,440,433 (29.8% of total investments) as of April 30, 2009 whose values have been determined based on prices supplied by dealers and investments with a value of $22,252,931 (70.2% of total investments) whose values have been determined based on prices supplied by independent pricing services. These values may differ from the values that would have been used had a ready market price for these investments existed, and the differences could be material.

Debt securities having a remaining maturity of less than sixty days when purchased are valued at cost adjusted for amortization of premiums and accretion of discounts.

In the event that market quotations are not readily available, the pricing service or dealer does not provide a valuation for a particular asset, or the valuations are deemed unreliable, the Fund's Board of Trustees has designated First Trust Advisors L.P. ("First Trust") to use a fair value method to value the Fund's securities and investments. Additionally, if events occur after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, that could materially affect NAV, First Trust may use a fair value method to value the Fund's securities and other investments. As a general principle, the fair value of a security is the amount which the Fund might reasonably expect to receive for the security upon its current sale. A variety of factors may be considered in determining the fair value of such securities including 1) the fundamental business data relating to the issuer; 2) an evaluation of the forces which influence the market in which these securities are purchased and sold; 3) type of holding; 4) financial statements of the issuer; 5) cost at date of purchase;
6) credit quality and cash flow of the issuer based on external analysis; 7) information as to any transactions in or offers for the holding; 8) price and extent of public trading in similar securities of the issuer/borrower, or comparable companies; and 9) other relevant factors. The use of fair value pricing by the Fund is governed by valuation procedures adopted by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act. When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security will be the amount which the Fund might be able to receive upon its current sale.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

The Fund invests a significant portion of its assets in below-investment grade debt securities, including mortgage-backed securities, asset-backed securities, corporate bonds and collateralized debt obligations. The value and related income of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults. Instability in the markets for fixed income securities, particularly mortgage-backed and asset-backed securities, has resulted in increased volatility and periods of illiquidity that have adversely impacted the valuation of certain securities held by the Fund.

In September 2006, the Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 became effective for the Fund as of November 1, 2008, the beginning of its current fiscal year. The three levels of the fair value hierarchy under FAS 157 are described as follows:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Fund's investments as of April 30, 2009 is included in the Fund's Portfolio of Investments.

In April 2009, FASB issued FASB Staff Position No. 157-4, "Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly", ("FSP 157-4"). FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. FSP 157-4 provides additional guidance for estimating fair value in accordance with FAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. Management is currently evaluating the impact the implementation of FSP 157-4 will have on the Fund's financial statement disclosures, if any.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

The Fund invests in certain lower credit quality securitized assets that have contractual cash flows (for example, asset-backed securities, collateralized mortgage obligations and commercial mortgage-backed securities). For these securities, if there is a change in the estimated cash flows for any of these securities, based on an evaluation of current information, then the estimated yield is adjusted on a prospective basis over the remaining life of the security. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and amortization/accretion and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date; interest income on such securities is not accrued until settlement date. The Fund maintains liquid assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. At April 30, 2009, the Fund had no when-issued or delayed-delivery purchase commitments.

C. RESTRICTED SECURITIES:

The Fund invests in restricted securities, which are securities that may not be offered for public sale without first being registered under the 1933 Act. Prior to registration, restricted securities may only be resold in transactions exempt from registration under Rule 144A under the 1933 Act, normally to qualified institutional buyers. As of April 30, 2009, the Fund held restricted securities as shown in the following table that the Sub-Advisor has deemed illiquid pursuant to procedures adopted by the Fund's Board of Trustees. Although instability in the markets has resulted in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. The Fund does not have the right to demand that such securities be registered. These securities are valued according to the valuation procedures as stated in the Portfolio Valuation footnote (Note 2A) and are not expressed as a discount to the carrying value of a comparable unrestricted security. There are no unrestricted securities with the same maturity dates and yields for these issuers.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

                                                                               CARRYING                                % OF
                                               ACQUISITION       PRINCIPAL      VALUE        CARRYING                  NET
SECURITY                                           DATE            VALUE      PER SHARE        COST        VALUE      ASSETS
--------                                    -----------------   ----------   -----------   -----------   ----------   ------
ABCLO, Ltd.
   Series 2007-1A, Class D, 5.03%,
      04/15/21                                  04/25/07        $1,750,000   $      6.28   $ 1,746,840   $  109,813     0.33%
Atherton Franchisee Loan Funding
   Series 1999-A, Class A2, 7.23%,
      03/15/21                                  06/08/06           379,065         93.41       390,230      354,066     1.05
Banc of America Structural
   Securities Trust
   Series 2002-X1, Class O, 7.00%,
      10/11/33                                  08/04/05         2,878,166         69.53     2,750,037    2,001,059     5.95
   Series 2002-X1, Class P, 7.00%,
      10/11/33                                  08/04/05         2,878,166         43.18     2,469,987    1,242,853     3.69
BNC Mortgage Loan Trust
   Series 2007-2, Class B1, 2.94%,
      05/25/37                              07/12/07-11/15/07    5,750,000          2.32     3,094,061      133,285     0.40
   Series 2007-2, Class B2, 2.94%,
      05/25/37                                  11/21/07           751,450          1.02        36,710        7,680     0.02
   Series 2007-3, Class B2, 2.94%,
      05/25/37                                  06/27/37         1,766,000          1.20     1,423,617       21,139     0.06
GE Capital Commercial Mortgage Corp.
   Series 2000-1, Class G, 6.13%,
      01/15/33                                  06/27/07           700,000         26.51       687,808      185,567     0.55
GMAC Commercial Mortgage Securities, Inc.
   Series 1999-C3, Class G, 6.97%,
      08/15/36                                  08/24/05         1,000,000         92.56       991,033      925,581     2.75
LB-UBS Commercial Mortgage Trust
   Series 2001-C7, Class Q, 5.87%,
      11/15/33                                  09/19/05         3,025,000         13.72     2,651,708      415,087     1.23
Merit Securities Corp.
   Series 13, Class B1, 7.98%, 12/28/33         02/20/07         2,365,765          3.72        90,916       88,053     0.26
Morgan Stanley Capital I, Inc.
   Series 2003-IQ5, Class O, 5.24%,
      04/15/38                                  10/19/06         2,787,919          7.77     1,613,015      216,594     0.64
Park Place Securities, Inc.
   Series 2005-WCW3, Class M11, 2.94%,
      08/25/35                                  12/26/07         3,142,111          0.36       216,619       11,312     0.03
Signature 5, Ltd.
   Series 5A, Class C, 12.56%, 10/27/12         05/21/07         1,129,120         13.13     1,127,241      148,208     0.44
Soundview Home Equity Loan Trust
   Series 2007-OPT3. Class M10, 2.94%,
      08/25/37                                  06/21/07         1,634,000          2.76     1,460,147       45,147     0.14
Structured Asset Securities Corp.
   Series 2007-BC3, Class B1, 2.94%,
      05/25/47                                  06/08/07         2,625,713          1.47       596,386       38,467     0.12
Summit CBO I, Ltd
   Series 1A, Class B, 3.54%, 05/23/11          08/03/05         4,705,734          7.69       616,923      361,636     1.08
                                                               -----------                 -----------   ----------    -----
                                                               $39,268,209                 $21,963,278   $6,305,547    18.74%
                                                               ===========                 ===========   ==========    =====

D. INTEREST ONLY SECURITIES:

An interest only security is the interest only portion of a mortgage-backed security ("MBS") that receives some or all of the interest portion of the underlying MBS and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO security. IOs are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO security will rise. These investments are identified on the Portfolio of Investments.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Fund will distribute to holders of its Common Shares monthly dividends of all or a portion of its net income after the payment of interest and dividends in connection with leverage, if any. Distributions will automatically be reinvested into additional Common Shares pursuant to the Fund's Dividend Reinvestment Plan unless cash distributions are elected by the shareholder.

Distributions from income and capital gains are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. The character of distributions for tax reporting purposes will depend on the Fund's investment experience during the remainder of its fiscal year, however, based on information for the fiscal year through April 30, 2009 it is likely that the Fund's distributions will include of a return of capital component for the fiscal year ending on October 31, 2009.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

The tax character of distributions paid during the fiscal year ended October 31, 2008 was as follows:

Distributions paid from:
Ordinary Income .......................................   $  7,286,555
Long-Term Capital Gains ...............................             --
Return of Capital .....................................      9,998,690

As of October 31, 2008, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income .........................             --
Net Unrealized Appreciation (Depreciation) ............   $(77,786,232)

F. INCOME TAXES:

The Fund intends to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal or state income taxes.

The Fund intends to utilize provisions of the federal income tax laws, which allows it to carry realized capital loss forward for eight years following the year of the loss and offset such loss against any future realized capital gains. At October 31, 2008, the Fund had available realized capital losses of $2,534,309 and $11,689,165 to offset future net capital gains through the fiscal years 2015 and 2016, respectively.

In June 2006, FASB issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return, and is effective for the Fund's current fiscal year. As of April 30, 2009, management has evaluated the application of FIN 48 to the Fund, and has determined that no provision for income tax is required in the Fund's financial statements.

G. EXPENSES:

The Fund pays all expenses directly related to its operations.

H. ACCOUNTING PRONOUNCEMENT:

In March 2008, FASB released Statement of Financial Accounting Standards No. 161, "Disclosures about Derivative Instruments and Hedging Activities" ("FAS 161"). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund's financial statement disclosures, if any.

          3. INVESTMENT ADVISORY FEE AND OTHER AFFILIATED TRANSACTIONS

First Trust is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. First Trust serves as investment advisor to the Fund pursuant to an Investment Management Agreement. First Trust is responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain administrative services necessary for the management of the Fund. For these investment management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.90% of the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received minus accrued liabilities other than the principal amount of any borrowings).

Valhalla serves as the Fund's sub-advisor and manages the Fund's portfolio subject to First Trust's supervision. The Sub-Advisor receives a monthly portfolio management fee calculated at an annual rate of 0.40% of Managed Assets that is paid by First Trust from its investment advisory fee. First Trust Portfolios L.P., an affiliate of First Trust, owns a minority interest in Valhalla. Effective June 30, 2009, Valhalla will no longer serve as the Fund's sub-advisor. See Note 9 Subsequent Events.

PNC Global Investment Servicing (U.S.) Inc., an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Administrator, Fund Accountant, Transfer Agent and Board Administrator in accordance with certain fee arrangements. PFPC Trust Company, also an indirect, majority-owned subsidiary of The PNC Financial Services Group, Inc., serves as the Fund's Custodian in accordance with certain fee arrangements.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid an annual retainer of $10,000 per trust for the first 14 trusts of the First Trust Fund Complex and an annual retainer of $7,500 per trust for each subsequent trust in the First Trust Fund Complex. The annual retainer is allocated equally among each of the trusts. No additional meeting fees are paid in connection with board or committee meetings.

Additionally, the Lead Independent Trustee is paid $10,000 annually, the Chairman of the Audit Committee is paid $5,000 annually, and each of the chairmen of the Nominating and Governance Committee and the Valuation Committee are paid $2,500 annually to serve in such capacities, with such compensation paid by the trusts in the First Trust Fund Complex and divided among those trusts. Trustees are also reimbursed by the trusts in the First Trust Fund Complex for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and each committee chairman will serve two-year terms ending December 31, 2009, before rotating to serve as a chairman of another committee or as Lead Independent Trustee. The officers and "Interested" Trustee received no compensation from the Fund for serving in such capacities.

                      4. PURCHASES AND SALES OF SECURITIES

Cost of purchases and proceeds from sales, maturities and paydowns of investment securities, excluding U.S. government and short-term investments, for the six months ended April 30, 2009, were $0 and $2,450,337, respectively.

                           5. REVOLVING LOAN AGREEMENT

The Fund's Revolving Credit and Security Agreement with Liberty Street Funding Corp., as conduit lender, and The Bank of Nova Scotia, as secondary lender, expired on November 12, 2008. This facility provided for a revolving credit facility to be used as leverage for the Fund. The credit facility provided for a secured line of credit for the Fund, where Fund assets were pledged against advances made to the Fund. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of the Fund's total assets after borrowings). In addition, the Fund agreed to pay facility commitment fees on the unutilized line of credit, which are included in "Interest and fees on outstanding loan" on the Statement of Operations. The total commitment under the Revolving Credit and Security Agreement was $87,000,000. For the period November 1, 2008 through the termination date of November 7, 2008, the average amount outstanding was $12,333,333; the high and low annual interest rates were 3.49% and 3.49%, respectively, and the weighted average interest rate was 3.49%.

                               6. INDEMNIFICATION

The Fund has a variety of indemnification obligations under contracts with its service providers. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                                  7. LITIGATION

Two class action lawsuits were filed in the United States District Court for the Northern District of Illinois on behalf of purchasers of shares of First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and First Trust Strategic High Income Fund III. These lawsuits, Gosselin vs. First Trust Advisors L.P., et al. (filed September 12, 2008) and Evans vs. First Trust Advisors L.P., et al. (filed September 19, 2008), were consolidated into one class action complaint Gosselin vs. First Trust Advisors L.P. et al. (filed April 30, 2009) that names the following entities as defendants: First Trust Advisors L.P., First Trust Portfolios L.P., and the three closed-end funds (the "Funds") named above. The consolidated complaint also names certain officers of the Funds as defendants. The plaintiffs purport to bring the action on behalf of a putative class consisting of all persons or entities who acquired shares of the Funds between July 26, 2005 and July 7, 2008 inclusive.

The plaintiffs assert, among other things, that the registration statements and prospectuses for the Funds failed to disclose that (a) the Funds lacked effective controls and hedges to minimize the risk of loss from mortgage delinquencies, (b) the Funds lacked effective internal controls, (c) the extent of the Funds' liquidity risk was omitted, and (d) the extent of the Funds' risk exposure to mortgage-backed assets was misstated. The defendants believe the lawsuit is without merit and intend to contest it vigorously.

                             8. RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Fund. For additional information about the risks associated with investing in the Fund, please see the Fund's prospectus and statement of additional information, as well as other Fund regulatory filings.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

INVESTMENT AND MARKET RISK: An investment in the Fund's Common Shares is subject to investment risk, including the possible loss of the entire principal invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. Common Shares at any point in time may be worth less than the original investment, even after taking into account the reinvestment of Fund dividends and distributions. Security prices can fluctuate for several reasons including the general condition of the securities markets, or when political or economic events affecting the issuers occur. When the Advisor or Sub-Advisor determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so (such as when a market disruption event has occurred and trading in the securities is extremely limited or absent), the Fund may take temporary defensive positions.

In 2008, and continuing into 2009, securities markets have been significantly negatively affected by the financial crisis that initially resulted from the downturn in the subprime mortgage market in the United States. The potential impact of the financial crisis on securities markets may prove to be significant and long-lasting and may have a substantial impact on the value of the Fund.

RESIDENTIAL MORTGAGE-BACKED SECURITIES CONCENTRATION RISK: The Fund will invest at least 25% of its total Managed Assets in residential mortgage-backed securities under normal market conditions. The Fund may deviate from its investment strategies, including its concentration policy, when engaging in temporary defensive positions. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Mortgage-backed securities may have less potential for capital appreciation than comparable fixed-income securities, due to the likelihood of increased prepayments of mortgages as interest rates decline. If the Fund buys mortgage-backed securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which usually may be made at any time without penalty) may result in some loss of the Fund's principal investment to the extent of the premium paid. Alternatively, in a rising interest rate environment, the value of mortgage-backed securities may be adversely affected when payments on underlying mortgages do not occur as anticipated, resulting in the extension of the security's effective maturity and the related increase in interest rate sensitivity of a longer-term instrument. The value of mortgage-backed securities may also change due to shifts in the market's perception of issuers and regulatory or tax changes adversely affecting the markets as a whole. In addition, mortgage-backed securities are subject to the credit risk associated with the performance of the underlying mortgage properties. In certain instances, third-party guarantees or other forms of credit support can reduce the credit risk. The Fund may also invest in mortgage-backed securities which are interest-only ("IO") securities and principal-only ("PO") securities. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO security will rise and the value of an IO security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO security will fall and the value of an IO security will rise. In addition to the foregoing, residential mortgage-backed securities are subject to additional risks, including: (i) the United States residential mortgage market has recently encountered various difficulties and changed economic conditions. In addition, recently, residential property values in various states have declined or remained stable, after extended periods of appreciation. A continued decline or an extended flattening in those values may result in additional increases in delinquencies and losses on residential mortgage loans generally; (ii) if a residential mortgage obligation is secured by a junior lien it will be subordinate to the rights of the mortgagees or beneficiaries under the related senior mortgages or deeds of trust; and (iii) depending on the length of a residential mortgage obligation underlying a residential mortgage-backed security, unscheduled or early payments of principal and interest may shorten the security's effective maturity and the prevailing interest rates may be higher or lower than the current yield of the Fund's portfolio at the time the Fund receives the payments for reinvestment.

VALUE INVESTING RISK: The Fund focuses its investments on securities that the Sub-Advisor believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of misestimating certain fundamental factors. Disciplined adherence to a "value" investment mandate during periods in which that style is "out of favor" can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible style mandates.

BELOW-INVESTMENT GRADE SECURITIES RISK: The Fund invests in below-investment grade securities. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, your investment in the Fund is subject to the following specific risks: (a) increased price sensitivity to changing interest rates and to a deteriorating economic environment; (b) greater risk of loss due to default or declining credit quality; (c) adverse issuer specific events are more likely to render the issuer unable to make interest and/or principal payments; and (d) a negative perception of the high-yield market may depress the price and liquidity of high-yield securities.

DISTRESSED SECURITIES RISK: The Fund may invest in securities issued by companies in a bankruptcy reorganization proceeding, subject to some other form of a public or private debt restructuring or otherwise in default or in significant risk of default in the payment of interest or repayment of principal or trading at prices substantially below other below-investment grade debt securities of companies in similar industries. Distressed securities frequently do not produce income while they are outstanding. The Fund may be required to incur certain extraordinary expenses in order to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, its ability to achieve current income may be diminished.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

ECONOMIC CONDITIONS RISK: Adverse changes in economic conditions are more likely to lead to a weakened capacity of a high-yield issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Under adverse market or economic conditions, the secondary market for high-yield securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded.

FIXED-INCOME SECURITIES RISK: Debt securities, including high yield securities, are subject to certain risks, including: (i) issuer risk, which is the risk that the value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods and services or, in the case of asset-backed issuers, a decline in the value and/or cash flows of the underlying assets; (ii) reinvestment risk, which is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate; (iii) prepayment risk, which is the risk that during periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities; and (iv) credit risk, which is the risk that a security in the Fund's portfolio will decline in price or the issuer fails to make interest payments when due because the issuer of the security experiences a decline in its financial status.

INTEREST RATE RISK: The Fund is also subject to interest rate risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

LEVERAGE RISK: The use of leverage results in additional risks and can magnify the effect of any losses. The funds borrowed pursuant to a leverage borrowing program constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of holders of Common Shares with respect to the payment of dividends or upon liquidation. If the Fund is not in compliance with certain credit facility provisions, the Fund may not be permitted to declare dividends or other distributions or purchase Common Shares.

                              9. SUBSEQUENT EVENTS

On April 20, 2009, the Fund declared a dividend of $0.0900 per share to Common Shareholders of record May 5, 2009, payable May 15, 2009.

On May 20, 2009, the Fund declared a dividend of $0.0900 per share to Common Shareholders of record June 3, 2009, payable June 15, 2009.

Valhalla resigned as sub-advisor to the Fund effective June 30, 2009. First Trust, the Fund's investment advisor, is currently evaluating the impact of Valhalla's resignation on the Fund, and is assessing long-term alternatives to ensure continuity of portfolio management for the Fund.

ADDITIONAL INFORMATION

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

                           DIVIDEND REINVESTMENT PLAN

If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain distributions, on your Common Shares will be automatically reinvested by PNC Global Investment Servicing (U.S.) Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by the Plan Agent, as dividend paying agent.

If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

1) If Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

You may elect to opt-out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 334-1710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in non-certificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Capital gains and income are realized, although cash is not received by you. Consult your financial advisor for more information.

If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above.

The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained by writing PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Fund uses to determine how to vote proxies and information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

                               PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (1) by calling (800) 988-5891; (2) on the Fund's website located at http://www.ftportfolios.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling (800) SEC-0330.

                 SUBMISSION OF MATTERS TO A VOTE OF SHAREHOLDERS

The Joint Annual Meeting of Shareholders of the Common Shares of Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II, First Trust Tax-Advantaged Preferred Income Fund, First Trust Specialty Finance and Financial Opportunities Fund and First Trust Active Dividend Income Fund was held on April 16, 2009. At the Annual Meeting, Independent Trustees Richard E. Erickson and Thomas R. Kadlec were elected by the holders of Common Shares of the Fund as Class II Trustees for three-year terms expiring at the Fund's annual meeting of shareholders in 2012. The number of votes cast in favor of Dr. Erickson was 8,030,619, the number of votes against was 256,146 and the number of abstentions was 770,254. The number of votes cast in favor of Mr. Kadlec was 8,026,260, the number of votes against was 260,505 and the number of abstentions was 770,254. James A. Bowen, Robert F. Keith and Niel B. Nielson are the current and continuing Trustees.

                      ADVISORY AND SUB-ADVISORY AGREEMENTS

BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Strategic High Income Fund (the "Fund"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") between the Fund and First Trust Advisors L.P. (the "Advisor") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement" and together with the Advisory Agreement, the "Agreements") among the Fund, the Advisor and Valhalla Capital Partners, LLC (the "Sub-Advisor"), at a meeting held on March 1-2, 2009. The Board determined that the terms of the Agreements are fair and reasonable and that the Agreements continue to be in the best interests of the Fund.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreements, the Independent Trustees received a separate report from each of the Advisor and the Sub-Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees. The reports, among other things, outlined the services provided by the Advisor and the Sub-Advisor (including the relevant personnel responsible for these services and their experience); the advisory and sub-advisory fees for the Fund as compared to fees charged to other clients of the Advisor and the Sub-Advisor and as compared to fees charged by investment advisors and sub-advisors to comparable funds; expenses of the Fund as compared to expense ratios of comparable funds; the nature of expenses incurred in providing services to the Fund and the potential for economies of scale, if any; financial data on the Advisor and the Sub-Advisor; any fall out benefits to the Advisor and the Sub-Advisor; and information on the Advisor's and the Sub-Advisor's compliance programs. The Independent Trustees also met separately with their independent legal counsel to discuss the information provided by the Advisor and the Sub-Advisor. The Board applied its business judgment to determine whether the arrangements between the Fund and the Advisor and among the Fund, the Advisor and the Sub-Advisor are reasonable business arrangements from the Fund's perspective as well as from the perspective of shareholders.

In reviewing the Agreements, the Board considered the nature, quality and extent of services provided by the Advisor and the Sub-Advisor under the Agreements. The Board considered the Advisor's statements regarding the incremental benefits associated with the Fund's advisor/sub-advisor management structure. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Fund, including the oversight of the Sub-Advisor. The Board noted the compliance program that had been developed by the Advisor and considered that the compliance program includes policies and procedures for monitoring the Sub-Advisor's compliance with the 1940 Act and the Fund's investment objectives and policies. The Board also noted the enhancements made by the Advisor to the compliance program in 2008. With respect to the Sub-Advisory Agreement, the Board received a presentation from representatives of the Sub-Advisor discussing the services that the Sub-Advisor provides to the Fund and how the Sub-Advisor manages the Fund's investments. In light of the information presented and the considerations made, the Board concluded that the nature, quality and extent of services provided to the Fund by the Advisor and the Sub-Advisor under the Agreements have been and are expected to remain satisfactory and that the Sub-Advisor, under the oversight of the Advisor, has managed the Fund consistent with its investment objectives and policies.

                     FIRST TRUST STRATEGIC HIGH INCOME FUND
                           APRIL 30, 2009 (UNAUDITED)

The Board considered the advisory and sub-advisory fees paid under the Agreements. The Board considered the advisory fees paid to the Advisor by similar funds, and noted that the Advisor does not provide advisory services to clients with investment objectives and policies similar to the Fund's other than to two other closed-end funds (for which the fee rate is identical). The Board also considered information provided by the Sub-Advisor as to the fees it charges to other similar clients, noting that the Sub-Advisor provides sub-advisory services to the same two other similar closed-end funds (for which the fee rate is identical). In addition, the Board received data prepared by Lipper Inc. ("Lipper"), an independent source, showing the management fees and expense ratios of the Fund as compared to the management fees and expense ratios of a combined peer group selected by Lipper and the Advisor. The Board discussed with representatives of the Advisor the limitations in creating a relevant peer group for the Fund, including that (i) the peer funds may use different types of leverage which have different costs associated with them; (ii) most peer funds do not employ an advisor/sub-advisor management structure; (iii) the peer funds may not have the same fiscal year as the Fund, which may cause the expense data used by Lipper to be measured over different time periods; (iv) many of the peer funds are larger than the Fund; and (v) many of the peer funds have an inception date prior to the Fund's inception date and their fee and expense structures may not reflect newer pricing practices in the market. The Board reviewed the Lipper materials, but based on its discussions with the Advisor, the Board determined that the Lipper data was of limited value for purposes of its consideration of the renewal of the Agreements.

The Board also considered performance information for the Fund, noting that, similar to almost all other funds, the Fund's performance was impacted by the severe market downturn in 2008. The Board noted that the performance information included the Fund's quarterly performance report, which is part of the process that the Board has established for monitoring the Fund's performance on an ongoing basis. The Board determined that this process continues to be effective for reviewing the Fund's performance. In addition to the Board's ongoing review of performance, the Board also received data prepared by Lipper comparing the Fund's performance to the combined peer group selected by Lipper and the Advisor, as well as to a larger group and to a benchmark. The Board reviewed the Lipper materials, but for similar reasons to those described above, the Board determined that the performance data provided by Lipper was of limited value. The Board considered changes made to the Fund's leverage arrangements in 2008 as a result of market events, noting that the Fund had terminated its leverage arrangements. In addition, the Board considered the market price and net asset value performance of the Fund since inception, and compared the Fund's premium/discount to the average and median premium/discount of the combined peer group, noting that the Fund's premium/discount was generally indicative of the asset class and market events. Based on the information provided and the Board's ongoing review of the Fund's performance, and taking into account the historic market events of 2008, the Board concluded that the Fund's performance was reasonable.

On the basis of all the information provided on the fees, expenses and performance of the Fund, the Board concluded that the advisory and sub-advisory fees were reasonable and appropriate in light of the nature, quality and extent of services provided by the Advisor and Sub-Advisor under the Agreements.

The Board noted that the Advisor has continued to invest in personnel and infrastructure and had noted that the advisory fee is not structured to pass the benefits of any economies of scale on to the shareholders as the Fund's assets grow. The Board concluded that the management fee reflects an appropriate level of sharing of any economies of scale. The Board also considered the costs of the services provided and profits realized by the Advisor from serving as investment manager to closed-end funds for the twelve months ended December 31, 2008, as set forth in the materials provided to the Board. The Board noted the inherent limitations in the profitability analysis, and concluded that the Advisor's profitability appeared to be not excessive in light of the services provided to the Fund. In addition, the Board considered and discussed any ancillary benefits derived by the Advisor from its relationship with the Fund and noted that the typical fall out benefits to the Advisor such as soft dollars are not present. The Board concluded that any other fall out benefits received by the Advisor or its affiliates would appear to be limited.

The Board considered the Sub-Advisor's representation that because of the amount of evaluation and administration necessary for maintaining the securities in the portfolio, there are only very limited economies of scale available in connection with its sub-advisory services. The Board considered that the sub-advisory fee rate was negotiated at arm's length between the Advisor and the Sub-Advisor. The Board considered the Sub-Advisor's representation that its profitability, if any, is based solely on the advisory fees it receives from the Fund and two other closed-end funds in the First Trust Fund Complex. The Board considered the Advisor's representation that First Trust Portfolios L.P., an affiliate of the Advisor, had committed to provide any necessary financing for the Sub-Advisor. The Board noted that the Sub-Advisor does not maintain any soft-dollar arrangements and that the Sub-Advisor did not identify any material fall out benefits from its relationship to the Fund.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the Fund. No single factor was determinative in the Board's analysis.

(FIRST TRUST LOGO)

INVESTMENT ADVISOR
First Trust Advisors L.P.
120 E. Liberty Drive, Suite 400
Wheaton, IL 60187

INVESTMENT SUB-ADVISOR
Valhalla Capital Partners, LLC
13011 W. Hwy 42, Suite 201
Prospect, KY 40059

ADMINISTRATOR,
FUND ACCOUNTANT &
TRANSFER AGENT
PNC Global Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, DE 19809

CUSTODIAN
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM
Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606

LEGAL COUNSEL
Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) Not applicable.

(B)(1) IDENTIFICATION OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS AND DESCRIPTION OF ROLE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS


         On May 1, 2009, Valhalla Capital Partners, LLC ("Valhalla") submitted its notice of resignation as the investment sub-advisor to the Registrant, effective June 30, 2009. On June 29, 2009, the Board of Trustees of the Registrant voted to approve Hyperion Brookfield Asset Management, Inc. ("Hyperion") as investment sub-advisor to the Registrant, replacing the
Registrant's investment sub-advisory agreement with Valhalla which was terminated. Hyperion is a registered investment advisor headquartered in New York City and was founded in 1989 to provide relative value driven fixed income investment strategies, such as core fixed income, high yield, and specialized MBS. From Hyperion, Dana Erikson and Anthony Breaks are Portfolio Managers for the Registrant.

DANA E. ERIKSON, CFA, MANAGING DIRECTOR

         Mr. Erikson, Senior Portfolio Manager and the co-Head of the Hyperion Brookfield High Yield Team, is responsible for Hyperion Brookfield's corporate high yield and leveraged loan exposures, the establishment of portfolio objectives and strategies. Mr. Erikson is a member of Hyperion's Investment Committee.

         Mr. Erikson has over 21 years of investment experience. Prior to joining Hyperion in September 2006, he was with Evergreen Investments or one of its predecessor firms since 1996. He was a senior portfolio manager and the Head of the High Yield team. Prior to that, he was the Head of High Yield Research. Prior to Evergreen, Mr. Erikson was an Associate Portfolio Manager for Prospect Street Investment Management Company. Additionally, he was an Analyst with the Kellett Group and a Research Assistant with Robert R. Nathan Associates.

         Mr. Erikson received a BA in Economics from Brown University and an MBA, with honors, from Northeastern University. He is a member of the Boston Security Analysts Society.

ANTHONY BREAKS, CFA, DIRECTOR

         Mr. Breaks is responsible for portfolio management of structured products and for executing structured product financings for Hyperion and its partners. Mr. Breaks is also head of Hyperion's Short Term Investments and Financing business.

         Mr. Breaks joined Hyperion in September 2005 from Brookfield Asset Management (formerly known as Brascan), where he worked since 2002. At Brascan he was responsible for portfolio investments and credit analysis for a reinsurance affiliate, execution and management of a synthetic CDO, and development of insurance related investment products. Prior to joining Brascan, Mr. Breaks was a Director at Liberty Hampshire since 2000 and was responsible for structuring, restructuring and executing several CDOs, as well as ongoing monitoring and credit analysis for the CDO assets. Mr. Breaks began his career at Merrill Lynch where he worked in trading and structuring capacities in CDOs, adjustable rate mortgages and medium-term notes.

         Mr. Breaks earned a BS in Electrical Engineering from the Massachusetts Institute of Technology.

(2) OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBER AND POTENTIAL CONFLICTS OF INTEREST


                                                                          Total                  # of Accounts     Total Assets
                                                                                               Managed for which     for which
                                                                          # of                  Advisory Fee is    Advisory Fee
 Name of Portfolio Manager or                                           ACCOUNTS      Total        Based on        is Based on
          TEAM MEMBER                       TYPE OF ACCOUNTS             MANAGED      ASSETS      PERFORMANCE       PERFORMANCE
          -----------                       ----------------             -------     -------      -----------       -----------

1.  Dana Erikson                  Registered Investment Companies:          6         $187M            0                $0
                                  Other Pooled Investment Vehicles:         0           $0             0                $0
                                  Other Accounts:                           1          $17M            0                $0

2 .  Anthony Breaks               Registered Investment Companies:          5         $159M            0                $0
                                  Other Pooled Investment Vehicles:         0           $0             0                $0
                                  Other Accounts:                           5         $526M            0                $0

Information provided as of May 31, 2009


POTENTIAL CONFLICTS OF INTERESTS


         Potential conflicts of interest may arise when a portfolio manager of the Registrant has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers of the Registrant.

         These potential conflicts include:

         ALLOCATION OF LIMITED TIME AND ATTENTION. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as the case may be if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

         ALLOCATION OF LIMITED INVESTMENT OPPORTUNITIES. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund's ability to take full advantage of the investment opportunity.

         PURSUIT OF DIFFERING STRATEGIES. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

         VARIATION IN COMPENSATION. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of Hyperion's management fee and/or the portfolio manager's compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which Hyperion and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager's performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

         RELATED BUSINESS OPPORTUNITIES. Hyperion or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the investment manager and its affiliates.

         Hyperion has adopted compliance policies and procedures that are designed to address the various conflicts of interest that may arise for Hyperion and the individuals that it employs. For example, Hyperion seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. Hyperion has also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is, however, no guarantee that such policies and procedures will be able to detect and prevent every situation in which an actual or potential conflict may appear.

(3)      COMPENSATION STRUCTURE OF PORTFOLIO MANAGERS OR MANAGEMENT TEAM MEMBERS

PORTFOLIO MANAGER COMPENSATION


The Registrant's portfolio managers are compensated by Hyperion. The compensation structure of Hyperion's portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) if applicable, long-term stock-based compensation consisting generally of restricted stock units of Hyperion's indirect parent company, Brookfield Asset Management, Inc. The portfolio managers also receive certain retirement, insurance and other benefits that are broadly available to all of Hyperion's employees. Compensation of the portfolio managers is reviewed on an annual basis by senior management.

Hyperion compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities, the total return performance of funds and accounts managed by the portfolio manager on an absolute basis and versus appropriate peer groups of similar size and strategy, as well as the management skills displayed in managing their subordinates and the teamwork displayed in working with other members of the firm. Since the portfolio managers are responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis almost equally weighted among performance, management and teamwork. Base compensation for Hyperion's portfolio managers varies in line with the portfolio manager's seniority and position. The compensation of portfolio managers with other job responsibilities (such as acting as an executive officer of Hyperion and supervising various departments) will include consideration of the scope of such responsibilities and the portfolio manager's performance in meeting them. Hyperion seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of Hyperion and its indirect parent. While the salaries of Hyperion's portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in the portfolio manager's performance and other factors as described herein.

(4)      DISCLOSURE OF SECURITIES OWNERSHIP

         Information provided as of May 31, 2009
                                                   Dollar Range of Fund Shares
                      Name                              Beneficially Owned

                      Dana Erikson                              $0
                      Anthony Breaks                            $0


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).


     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Not applicable.

     (a)(2) Certifications  pursuant  to Rule  30a-2(a)  under  the 1940 Act and
            Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     (a)(3) Not applicable.

     (b)    Certifications  pursuant  to Rule  30a-2(b)  under  the 1940 Act and
            Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)               FIRST TRUST STRATEGIC HIGH INCOME FUND

By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     6/18/09
    ----------------------------------------------------------------------------


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*  /S/ JAMES A. BOWEN
                         -------------------------------------------------------
                           James A. Bowen, Chairman of the Board, President and Chief Executive Officer
                           (principal executive officer)

Date     6/18/09
    ----------------------------------------------------------------------------


By (Signature and Title)*  /S/ MARK R. BRADLEY
                         -------------------------------------------------------
                           Mark R. Bradley, Treasurer, Controller, Chief Financial Officer and Chief Accounting Officer (principal financial officer)

Date     6/18/09
    ----------------------------------------------------------------------------



* Print the name and title of each signing officer under his or her signature.